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                                                                    EXHIBIT 99.3

        THIS STOCK OPTION AGREEMENT (this "Agreement") is made and entered into as of January 23, 2001, between Proxim, Inc., a Delaware corporation ("Parent"), and Netopia, Inc., a Delaware corporation (the "Company"). Capitalized terms used but not otherwise defined herein will have the meanings ascribed to them in the Reorganization Agreement (as defined below).

                                    RECITALS

        A. The Company, Merger Sub (as defined below) and Parent have entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") which provides for the merger (the "Merger") of a wholly-owned subsidiary of Parent ("Merger Sub") with and into the Company. Pursuant to the Merger, all outstanding capital stock of the Company will be converted into the right to receive Common Stock of Parent.

        B. As a condition to Parent's willingness to enter into the Reorganization Agreement, Parent has requested that Company agree, and Company has so agreed, to grant to Parent an option to acquire shares of Company's Common Stock, $0.001 par value (the "Company Shares"), upon the terms and subject to the conditions set forth herein.

        NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and in the Reorganization Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1. Grant of Option. The Company hereby grants to Parent an irrevocable option (the "Option") to acquire up to 3,545,398 Company Shares (as adjusted as set forth herein) (the "Option Shares"), in the manner set forth below by paying cash at a price of $11.08 per share (the "Exercise Price").

        2. Exercise of Option.

               (a) The Option may be exercised by Parent, in whole or in part, at any time or from time to time after (i) the Reorganization Agreement is terminated pursuant to Section 7.1(g) thereof or (ii) immediately prior to an event causing the Termination Fee to become payable pursuant to Section 7.3(b)(i)(B) of the Reorganization Agreement (any of the events being referred to herein as an "Exercise Event"). In the event Parent wishes to exercise the Option, Parent will deliver to the Company a written notice (each an "Exercise Notice") specifying the total number of Option Shares it wishes to acquire. Each closing of a purchase of Option Shares (a "Closing") will occur on a date and at a time prior to the termination of the Option designated by Parent in an Exercise Notice delivered at least five business days prior to the date of such Closing, which Closing will be held at the principal offices of the Company, provided, however, that any such Closing will not occur until the requirements of Section 3 are satisfied or waived.

               (b) The Option will terminate upon the earliest of (i) the Effective Time; (ii) twelve (12) months following the date on which the Reorganization Agreement is terminated pursuant to Section 7.1(b) or 7.1(d)(i), in either case under circumstances pursuant to which the

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Termination Fee may become payable, if no event causing the Termination Fee to become payable pursuant to Section 7.3(b)(i) of the Reorganization Agreement has occurred during such 12-month period; (iii) twelve (12) months following payment of the Termination Fee in connection with termination of the Reorganization Agreement pursuant to Section 7.1(g) thereof; (iv) in the event the Reorganization Agreement has been terminated pursuant to Section 7.1(b) or 7.1(d)(i) thereof and the Termination Fee became payable pursuant to Section 7.3(b)(i) thereof, 12 months after payment of the Termination Fee; and (v) the date on which the Reorganization Agreement is otherwise terminated; provided, however, that if the Option cannot be exercised by reason of any applicable government order or because the waiting period related to the issuance of the Option Shares under the HSR Act will not have expired or been terminated, then the Option will not terminate until the tenth business day after such impediment to exercise will have been removed or will have become final and not subject to appeal.

        3. Conditions to Closing. The obligation of Company to issue Option Shares to Parent hereunder is subject to the conditions that (A) any waiting period under the HSR Act applicable to the issuance of the Option Shares hereunder will have expired or been terminated; (B) all material consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any Federal, state or local administrative agency or commission or other Federal state or local governmental authority or instrumentality, if any, required in connection with the issuance of the Option Shares hereunder will have been obtained or made, as the case may be; and (C) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance will be in effect. It is understood and agreed that at any time during which the Option is exercisable, the parties will use their respective best efforts to satisfy all conditions to Closing, so that a Closing may take place as promptly as practicable.

        4. Closing. At any Closing, (A) the Company will deliver to Parent a single certificate in definitive form representing the number of Company Shares designated by Parent in its Exercise Notice, such certificate to be registered in the name of Parent and to bear the legend set forth in Section 9 hereof, against delivery of (B) payment by Parent to the Company of the aggregate purchase price for the Company Shares so designated and purchased by wire transfer of immediately available funds to a bank account designated by the Company.

        5. Representations and Warranties of the Company. Company represents and warrants to Parent that (A) Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; (B) the execution and delivery of this Agreement by the Company and consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or any of the transactions contemplated hereby; (C) this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company and, assuming this Agreement constitutes a legal, valid and binding obligation of Parent, is enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors rights generally and except as enforcement thereof is subject to general principles of equity


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(regardless of whether enforcement is considered in a proceeding in equity or at law); (D) except for any filings required under the HSR Act, and subject to approval of an amendment to the Company's certificate of incorporation by the stockholders of the Company, the Company has taken all necessary corporate and other actions to authorize and reserve for issuance and to permit it to issue upon exercise of the Option, and at all times from the date hereof until the termination of the Option will have reserved for issuance, a sufficient number of unissued Company Shares for Parent to exercise the Option in full and will take all necessary corporate or other action to authorize and reserve for issuance all additional Company Shares or other securities which may be issuable pursuant to Section 8(a) upon exercise of the Option, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable; (E) upon delivery of the Company Shares and any other securities to Parent upon exercise of the Option, Parent will acquire such Company Shares or other securities free and clear of all material claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever, excluding those imposed by Parent; (F) the execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, (i) conflict with or violate the Certificate of Incorporation or Bylaws or equivalent organizational documents of the Company or any of its subsidiaries, (ii) assuming compliance with the HSR Act, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which its or any of their respective properties is bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair the Company's or any of its subsidiaries' rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company or any of its subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or its or any of their respective properties are bound or affected other than, in the case of each of (ii) and (iii), any such items that, individually or in the aggregate, would not have a material adverse effect on the Company or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement; and (G) the execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with, or notification to, any governmental body except (i) pursuant to the HSR Act, (ii) compliance with any applicable requirements of the Exchange Act, (iii) approvals and authorizations of self-regulatory organizations in the securities field and (iv) such other consents, approvals and filings which, if not obtained or made, would not, individually or in the aggregate, have a material adverse effect on the Company or materially impair the ability of the Company to consummate the transactions contemplated hereby.

        6. Representations and Warranties of Parent. Parent hereby represents and warrants to Company that (A) Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware,
(B) the execution and delivery by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby are within Parent's corporate powers and have been duly authorized by all necessary corporate action, (C) this Agreement has been duly and validly executed and delivered by Parent and, assuming the due authorization, execution and delivery by Company, constitutes a valid and binding agreement of Parent enforceable against Parent in accordance with its terms, except as the enforcement thereof


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may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), (D) the execution and delivery by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency, official or authority (insofar as such action or filing relates to Parent) other than (i) compliance with any applicable requirements of the HSR Act, (ii) compliance with any applicable requirements of the Exchange Act, (iii) approvals and authorizations of self-regulatory and governmental organizations in the securities field and
(iv) such other consents, approvals and filings which, if not obtained or made, would not, individually or in the aggregate, materially impair the ability of Parent to consummate the transactions contemplated hereby, (E) the execution and delivery by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby do not and will not (i) conflict with or violate the certificate of incorporation or bylaws (or equivalent organizational documents) of Parent, Merger Sub or any Parent subsidiary, (ii) assuming compliance with the HSR Act, conflict with any law, regulation, judgment, injunction, order or decree applicable to Parent, Merger Sub or any Parent subsidiary, (iii) result in a breach of or a default under or give rise to a right of termination, cancellation or acceleration of, or result in the creation of a lien or encumbrance on any of the properties or assets of Parent, Merger Sub or any subsidiary of Parent pursuant to, any material agreement, contract or other instrument binding upon Parent, Merger Sub or any subsidiary of Parent, other than, in the case of each of (ii) and (iii), any such items that, individually or in the aggregate, would not materially impair the ability of Parent to consummate the transactions contemplated by this Agreement.

        7. Certain Rights.

               (a) Parent Put. At the request of and upon notice by Parent (the "Put Notice"), at any time during the period during which the Option is exercisable pursuant to Section 2 (the "Purchase Period"), the Company (or any successor entity thereof) will purchase from Parent the Option, to the extent not previously exercised, at the price set forth in subparagraph (i) below (as limited by subparagraph (iii) below), and the Option Shares, if any, acquired by Parent pursuant thereto, at the price set forth in subparagraph (ii) below (as limited by subparagraph (iii) below):

                         (i) The difference between the "Market/Tender Offer
Price" for the Company Shares as of the date Parent gives notice of its intent to exercise its rights under this Section 7(a) (defined as the higher of (A) the highest price per share offered as of such date pursuant to any Acquisition Proposal which was made prior to such date and (B) the highest closing sale price of Company Shares then on the NASDAQ National Market during the 20 trading days ending on the trading day immediately preceding such date) and the Exercise Price, multiplied by the number of Company Shares purchasable pursuant to the Option that remain, but only if the Market/Tender Offer Price is greater than the Exercise Price. For purposes of determining the highest price offered pursuant to any Acquisition Proposal which involves consideration other than cash, the value of such consideration will be equal to the higher of (x) if securities of the same class of the proponent as such consideration are traded on any national securities exchange or by any registered securities association, a value based on the closing sale price or asked price for such securities on their principal trading market on such date and (y) the value ascribed to such consideration by the


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proponent of such Acquisition Proposal, or if no such value is ascribed, a value determined in good faith by the Board of Directors of the Company.

                         (ii) The Exercise Price paid by Parent for Company
Shares acquired pursuant to the Option plus the difference between the Market/Tender Offer Price and such Exercise Price (but only if the Market/Tender Offer Price is greater than the Exercise Price) multiplied by the number of Company Shares so purchased.

                         (iii) Notwithstanding subparagraphs (i) and (ii) above,
pursuant to this Section 7 Company will not be required to pay Parent in excess of an aggregate of (x) the product of 1.167 and the Termination Fee plus (y) the Exercise Price paid by Parent for Company Shares acquired pursuant to the Option minus (z) any amounts paid to Parent by the Company pursuant to Section 7.3(b) of the Reorganization Agreement and the net cash amounts or the fair market value of any property received by Parent pursuant to the sale of Option Shares (the "Profit Cap"). If the total amount that otherwise would be received by Parent would exceed the Profit Cap, Parent, at its election, shall either (i) reduce the number of shares of Company Common Stock subject to the Option, (ii) deliver to Company for cancellation shares of Company Common Stock previously purchased by Parent, (iii) pay cash to Company, (iv) reduce the amount paid pursuant to Section 7(a)(i) or 7(a)(ii) or (v) any combination of the foregoing so Parent's actually realized total profit, when aggregated with the Termination Fee actually paid to Parent, shall not exceed the Profit Cap after taking into account the foregoing actions.

               (b) Payment and Redelivery of Option or Shares. In the event Parent exercises its rights under Section 7(a) , the Company will, within five business days after Parent delivers notice pursuant to Section 7(a), pay the required amount to Parent in immediately available funds and Parent will surrender to the Company the Option and the certificates evidencing the Company Shares purchased by Parent pursuant thereto.

               (c) Limitation on Parent Put. Company shall use its best efforts to ensure that it can fully perform all of its obligations under this Section 7 under applicable law. If Company is prohibited under applicable law or regulation from repurchasing the Option Shares contemplated by this Section 7 in full, Company will promptly so notify Parent, repurchase the maximum possible number of Option Shares allowed under applicable law and as soon as practicable thereafter deliver or cause to be delivered, from time to time, to Parent the portion of the payment owed to Parent that it is no longer prohibited from delivering.

        8. Registration Rights.

               (a) Following the termination of the Reorganization Agreement, if Parent desires to sell any of the Option Shares after the purchase of such Option Shares pursuant hereto, and any such sale requires, in the good faith judgment of Parent after consultation with its counsel, registration of such Option Shares under the Securities Act, Parent (sometimes referred to herein as the "Holder") may by written notice (a "Registration Notice") to the Company (the "Registrant") request the Registrant to register under the Securities Act all or any part of the shares acquired by the Holder pursuant to this Agreement (such shares requested to be registered, the "Registrable Securities") in order to permit the sale or other disposition of any or all shares of the Registrable


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Securities that have been acquired by or are issuable to Holder upon exercise of the Option in accordance with the intended method of sale or other disposition stated by Holder, including a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision. Holder agrees to cause, and to cause any underwriters of any sale or other disposition to cause, any sale or other disposition pursuant to such registration statement to be effected on a widely distributed basis so that upon consummation thereof no purchaser or transferee will own beneficially more than 5.0% of the then-outstanding voting power of Registrant.

               (b) The Registrant will use all reasonable efforts to effect, as promptly as practicable, the registration under the Securities Act of the unpurchased Registrable Securities requested to be registered in the Registration Notice and to keep such registration statement effective for such period not in excess of 120 calendar days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sale or other disposition; provided, however, that the Holder will not be entitled to more than an aggregate of two effective registration statements hereunder. The obligations of Registrant hereunder to file a registration statement and to maintain its effectiveness may be suspended for up to 120 calendar days in the aggregate if the Board of Directors of Registrant shall have determined that the filing of such registration statement or the maintenance of its effectiveness would require premature disclosure of material nonpublic information that would materially and adversely affect Registrant or otherwise interfere with or adversely affect any pending or proposed offering of securities of Registrant or any other material transaction involving Registrant. If consummation of the sale of any Registrable Securities pursuant to a registration hereunder does not occur within 120 days after the filing with the SEC of the initial registration statement therefor, the provisions of this
Section 8 will again be applicable to any proposed registration. The Registrant will use all reasonable efforts to cause any Registrable Securities registered pursuant to this Section 8 to be qualified for sale under the securities or blue sky laws of such jurisdictions as the Holder may reasonably request and will continue such registration or qualification in effect in such jurisdictions; provided, however, that the Registrant will not be required to qualify to do business in, or consent to general service of process in, any jurisdiction by reason of this provision. If Registrant effects a registration under the Securities Act of Company Common Stock for its own account or for any other stockholders of Registrant (other than on Form S-4 or Form S-8, or any successor form), it will allow Holder the right to participate in such registration by selling its Registrable Securities, and such participation will not affect the obligation of Registrant to effect demand registration statements for Holder under this Section 8; provided that, if the managing underwriters of such offering advise Registrant in writing that in their opinion the number of shares of Company Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, Registrant will include the shares requested to be included therein by Holder pro rata with the shares intended to be included therein by Registrant and such other stockholders.

               (c) The registration rights set forth in this Section 8 are subject to the condition that the Holder will provide the Registrant with such information with respect to the Holder's Registrable Securities, the plan for distribution thereof, and such other information with respect to the Holder as, in the reasonable judgment of counsel for the Registrant, is necessary to enable the Registrant to include in a registration statement all facts required to be disclosed with respect to a registration thereunder.


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               (d) Notwithstanding anything to the contrary contained herein, in the event that Parent requests a registration of Registrable Securities pursuant to Section 8(a) or 8(b) hereof, the Company shall have the right to purchase all, but not less than all, of the Registrable Securities requested to be registered, upon the terms and subject to the conditions set forth in this
Section 8(d). If the Company wishes to exercise such purchase right, then within two (2) business days following receipt of a request for a registration pursuant to Section 8(a) or 8(b), the Company shall send a written notice (a "Repurchase Notice") to Parent specifying that the Company wishes to exercise such purchase right, a date for the closing of such purchase, which shall not be more than five (5) business days after delivery of such Repurchase notice, and a place for the closing of such purchase (a "Repurchase Closing"). Upon delivery of a Repurchase Notice subject to applicable Delaware law, a binding agreement shall be deemed to exist between Parent and Company providing for the purchase by Company of the Registrable Securities requested to be registered by Parent, upon the terms and subject to the conditions set forth in this Section 8(d). The purchase price per share or other unit of Registrable Securities (the
"Repurchase Price") shall equal the average per share or per unit closing price as quoted on the Nasdaq (or if not then quoted thereon, on such other exchange or quotation system on which the Registrable Securities are quoted) for the period of five (5) trading days ending immediately prior to the day on which Parent requests registration of the Registrable Securities which Company subsequently elects to purchase. Parent's obligation to deliver any Registrable Securities at a Repurchase Closing shall be subject to the condition that, at such Repurchase Closing, Company shall have delivered to Parent a certificate signed on behalf of Company by Company's chief executive officer and chief financial officer, which certificate shall be satisfactory in form and substance to Parent, to the effect that the purchase by Company of such Registrable Securities (i) permitted under applicable Delaware corporate law and under the fraudulent conveyance provisions of the federal bankruptcy code and (ii) does not violate any material agreement to which Company or any of its subsidiaries is a party or by which any of their properties or assets is bound. At any Repurchase Closing, Company shall pay to Parent the aggregate Repurchase Price for the Registrable Securities being purchased by wire transfer of immediately available funds in an amount equal to such aggregate Repurchase Price, and Parent will surrender to Company a certificate evidencing such Registrable Securities. A purchase of Registrable Securities by Company pursuant to this
Section 8(d) shall be considered a registration for purposes of Section 8(a) and 8(b) hereof.

               (e) A registration effected under this Section 8 will be effected at the Registrant's expense, except for underwriting discounts and commissions and the fees and expenses of counsel to the Holder, and the Registrant will provide to the underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as are customary in connection with underwritten public offerings and as such underwriters may reasonably require. In connection with any registration, the Holder and the Registrant agree to enter into an underwriting agreement reasonably acceptable to each such party, in form and substance customary for transactions of this type with the underwriters participating in such offering.

               (f) The obligations of the Company pursuant to subsections 8(a) and 8(b) above shall terminate at such time as Parent may sell all shares of Company Common Stock acquired pursuant to the Option without restriction pursuant to Rule 144(k) under the Securities Act.


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               (g) Indemnification.

                         (i) The Registrant will indemnify the Holder, each of
its directors and officers and each person who controls the Holder within the meaning of Section 15 of the Securities Act, and each underwriter of the Registrant's securities, with respect to any registration, qualification or compliance which has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Registrant of any rule or regulation promulgated under the Securities Act applicable to the Registrant in connection with any such registration, qualification or compliance, and the Registrant will reimburse the Holder, each of its directors and officers and each person who controls the Holder within the meaning of Section 15 of the Securities Act, and each underwriter for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, that the Registrant will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Registrant by such Holder or director or officer or controlling person or underwriter seeking indemnification.

                         (ii) The Holder will indemnify the Registrant, each of
its directors and officers and each underwriter of the Registrant's securities covered by such registration statement and each person who controls the Registrant within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of any rule or regulation promulgated under the Securities Act applicable to the Holder in connection with any such registration, qualification or compliance, and will reimburse the Registrant, such directors, officers or control persons or underwriters for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Registrant by the Holder for use therein; provided, that in no event will any indemnity under this
Section 8(g) exceed the net proceeds of the offering received by the Holder.

                         (iii) Each party entitled to indemnification under this
Section 8(g) (the "Indemnified Party") will give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as


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to which indemnity may be sought, and will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided, that counsel for the Indemnifying Party, who will conduct the defense of such claim or litigation, will be approved by the Indemnified Party (whose approval will not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party will pay such expense if representation of the Indemnified Party by counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding, and provided further, however, that the failure of any Indemnified Party to give notice as provided herein will not relieve the Indemnifying Party of its obligations under this Section 8(g) unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation will, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party will be required to indemnify any Indemnified Party with respect to any settlement entered into without such Indemnifying Party's prior consent (which will not be unreasonably withheld).

        9. Adjustment Upon Changes in Capitalization; Other Agreements.

               (a) In the event of any change in the Company Shares by reason of stock dividends, stock splits, reverse stock splits, mergers (other than the Merger), recapitalizations, combinations, exchanges of shares and the like, the type and number of shares or securities subject to the Option, the Exercise Price will be adjusted appropriately, and proper provision will be made in the agreements governing such transaction so that Parent will receive, upon exercise of the Option, the number and class of shares or other securities or property that Parent would have received in respect of the Company Shares if the Option had been exercised immediately prior to such event or the record date therefor, as applicable.

               (b) Without limiting the parties' relative rights and obligations under the Reorganization Agreement, if the number of outstanding Company Shares increases or decreases after the date of this Agreement (other than pursuant to an event described in Section 9(a)), the number of Company Shares subject to the Option (including those Option Shares which may have already been exercised) will be adjusted so that it equals 19.99% of the number of Company Shares then issued and outstanding, without giving effect to any Option Shares.

               (c) In the event that, at the time of exercise of the Option, the Company does not have a sufficient number of shares of Common Stock authorized and available for issuance, the Company shall authorize, and issue to Parent a number of shares of the Company's Preferred Stock, par value $0.001 per share, with such rights, preferences and privileges, including economic and voting rights, equivalent to 19.99% of the number of Company Shares then issued and outstanding, without giving effect to the issuance of shares of Preferred Stock upon exercise of the Option. The Company further agrees to file a Certificate of Designation for such shares of Preferred Stock and to take such actions as are necessary to authorize and reserve shares of Common Stock for issuance upon conversion or exchange of the Preferred Stock. In addition, the Company agrees that it will not enter into definitive documentation regarding an Acquisition Transaction, as defined in the Reorganization Agreement, unless the Preferred Stock issued hereunder shall be treated in the same manner, including receipt of economic value, as the number of shares of Common Stock into which such shares of Preferred Stock would be convertible. For the purposes of this Agreement, shares of Preferred Stock issued upon exercise of the Option have all rights, preferences and privileges provided to the Option Shares, including but not limited to those set forth in Sections 7 and 8 of this Agreement.

        10. Restrictive Legends. Each certificate representing Option Shares issued to Parent hereunder will include a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT DATED AS OF JANUARY 23, 2001, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER.

        It is understood and agreed that (i) the reference to restrictions arising under the Securities Act in the above legend will be removed by delivery of substitute certificate(s) without such reference if such Option Shares have been registered pursuant to the Securities Act, such Option Shares have been sold in reliance on and in accordance with Rule 144 under the Securities Act or Holder has delivered to Registrant a copy of a letter from the staff of the SEC, or an opinion of counsel in form and substance reasonably satisfactory to Registrant and its counsel, to the effect that such legend is not required for purposes of the Securities Act and (ii) the reference to restrictions pursuant to this Agreement in the above legend will be removed by delivery of substitute certificate(s) without such reference if the Option Shares evidenced by certificate(s) containing such reference have been sold or transferred in compliance with the provisions of this Agreement under circumstances that do not require the retention of such reference.

        11. Transfers. The Option Shares may not be sold, assigned, transferred, or otherwise disposed of except (i) in an underwritten offering as provided in
Section 8, or (ii) to any purchaser or transferee who would not, to the knowledge of Parent after reasonable inquiry (which shall include obtaining representation from the purchaser or transferee), immediately following such sale, assignment, transfer, or disposal, beneficially own more than five percent (5%) of the then outstanding voting power of the Company; provided, that Parent shall be able to sell any Option Shares if such sale is made pursuant to a tender or exchange offer.

        12. Investment Intent. Parent shall acquire the Option Shares for investment purposes only and not with a view to any distribution thereof in violation of the Securities Act, and shall not sell any Option Shares purchase pursuant to this Agreement except in compliance with the Securities Act and applicable state securities and "blue sky" laws.

        13. Listing and HSR Filing. The Company, upon the request of Parent, will promptly file an application to list the Company Shares to be acquired upon exercise of the Option for quotation on the Nasdaq National Market and will use its best efforts to obtain approval of such listing as soon as practicable. Promptly after the date hereof, each of the parties hereto will promptly file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice all required premerger notification and report forms and other documents and exhibits required to be filed under the HSR Act to permit the acquisition of the Company Shares subject to the Option at the earliest possible date.

        14. Binding Effect. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective successors and permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement. Any shares sold by a party in compliance with the provisions of Section 8 will, upon consummation of such sale, be free of the restrictions imposed with respect to such shares by this Agreement and any transferee of such shares will not be entitled to the rights of such party. Certificates representing shares sold in a registered public offering pursuant to Section 8 will not be required to bear the legend set forth in Section 10.

        15. Specific Performance. The parties hereto recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party hereto agrees that in addition to other remedies the other party hereto will be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement or the right to enforce any of the covenants or agreements set forth herein by specific performance. In the event that any action will be brought in equity to enforce the provisions of the Agreement, neither party hereto will allege, and each party hereto hereby waives the defense, that there is an adequate remedy at law.

        16. Entire Agreement. This Agreement and the Reorganization Agreement (including the appendices thereto) constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

        17. Further Assurances. Each party hereto will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

        18. Validity. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of the other provisions of this Agreement, which will remain in full force and effect. In the event any governmental entity of competent jurisdiction holds any provision of this Agreement to be null, void or unenforceable, the parties hereto will negotiate in good faith and will execute and deliver an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision.

        19. Notices. All notices and other communications hereunder will be in writing and will be deemed given if delivered personally or by commercial delivery service, or sent via telecopy

(receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as will be specified by like notice):

               (a) if to Parent, to:

               Proxim, Inc.
               510 DeGuigne Drive
               Sunnyvale, California  94085
               Attention:  David C. King
               Telecopy No.: (408) 731-3670

               with a copy to:

               Wilson, Sonsini, Goodrich & Rosati
               Professional Corporation
               650 Page Mill Road
               Palo Alto, California 94304
               Attention: Robert G. Day
               Telecopy No.: (650) 493-6811

               and to:

               Wilson, Sonsini, Goodrich & Rosati
               Professional Corporation
               One Market
               Spear Tower, Suite 3300
               San Francisco, California 94105
               Attention: Steve L. Camahort
               Telecopy No.: (415) 947-2099

               (b) if to the Company, to:

               Netopia, Inc.
               2470 Mariner Square Loop
               Alameda, California  94501
               Attention:  Alan B. Lefkof
               Telecopy No.: (510) 814-5271

               with a copy to:

               Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP 155 Constitution Drive
               Menlo Park, California 94025
               Attention:   Christopher D. Dillon
                            Gregory K. Miller
               Telecopy No.: (650) 321-2800

        20. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of law principles thereof.

        21. Expenses. Except as otherwise expressly provided herein or in the Reorganization Agreement, all costs and expenses (including, without limitation, all fees and disbursements of counsel, accountants, investment bankers, experts and consultants to a party) incurred in connection with the transactions contemplated by this Agreement will be paid by the party incurring such expenses.

        22. Amendments; Waiver. This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

        23. Assignment. Neither of the parties hereto may sell, transfer, assign or otherwise dispose of any of its rights or obligations under this Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except that the rights and obligations hereunder will inure to the benefit of and be binding upon any successor of a party hereto.

        24. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed to be an original, but both of which, taken together, will constitute one and the same instrument.

        25. Effect of Headings. The section headings are for convenience only and shall not affect the construction or interpretation of this Agreement.

                  [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.


                                       PROXIM, INC.


                                       Signature:
                                                 -------------------------------

                                       Print Name:
                                                  ------------------------------

                                       Print Title:
                                                   -----------------------------


                                       NETOPIA, INC.


                                       Signature:
                                                 -------------------------------

                                       Print Name:
                                                  ------------------------------

                                       Print Title:
                                                   -----------------------------




                   [SIGNATURE PAGE TO STOCK OPTION AGREEMENT]